SCHEDULE 14 A INFORMATION
Proxy Statement Pursuant to Section 14(a)of the Securities Exchange
Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
    (e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

Amerityre Corporation
--------------------------------------------
(Name of Registrant as Specified in Charter)

John C. Thompson, Esq.
--------------------------------------------------------------------------
(Name of Person(s) Filing the Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2)of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

(1)  Title of each class of securities to which transaction applies: n/a

(2)  Aggregate number of Securities to which transaction applies: n/a

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a

(4)  Proposed maximum aggregate value of transaction: n/a

(5)  Total fee paid: n/a

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: n/a

(2)  Form, Schedule or Registration Statement No.: n/a

(3)  Filing: n/a

(4)  Date: n/a

                         AMERITYRE CORPORATION
                          1501 Industrial Road
                        Boulder City, Nevada 89005


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, NOVEMBER 15, 2004

TO THE SHAREHOLDERS OF AMERITYRE CORPORATION:

The annual meeting of the shareholders (the "Annual Meeting") of Amerityre Corporation (the "Company") will be held in the Santa Maria Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, on Monday, November 15, 2004, at 10:00 am, Pacific Time, to:

1. Elect five directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

2. Ratify the selection of HJ & Associates, LLC as the Company's independent auditor for the Company's fiscal year ending June 30, 2005;

3. Vote on the proposed increase of authorized capital from 25,000,000 shares of common stock to 100,000,000 shares of common stock;

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing matters are described in more detail in the accompanying Proxy Statement.

ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON SEPTEMBER 30, 2004 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.

MANAGEMENT ENCOURAGES ALL SHAREHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON. ALL HOLDERS OF THE COMPANY'S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY ENCLOSED WITH THIS NOTICE.

HOLDERS OF MORE THAN 50% OF THE COMPANY'S 18,722,168 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS. APPROVAL OF THE PROPOSALS DISCUSSED ABOVE REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE QUORUM.

THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/S/Richard A. Steinke
Richard A. Steinke, Chairman of the Board


Boulder City, Nevada
DATED:  October __, 2004

SPECIAL REQUEST

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE FILL IN, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE SELF-ADDRESSED, STAMPED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

IMPORTANT

If your shares are held in the name of a brokerage firm, nominee, or other institution, only it may be able to vote your shares. Please promptly contact the person responsible for your account and give instructions for your shares to be voted.


Shareholders wishing to make room reservations at the Sunset Station Hotel and Casino may call 1-888-SUNSET9 for room rates and reservations.

The Sunset Station Hotel and Casino is located on the south side of West Sunset Road directly across from the Galleria at Sunset in Henderson, Nevada.

[MAP]

                         AMERITYRE CORPORATION
                          1501 Industrial Road
                        Boulder City, Nevada 89005

                            PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Amerityre Corporation (the "Company") in connection with the solicitation of proxies on behalf of the management of the Company, to be voted at the annual meeting of the shareholders (the "Annual Meeting") to be held in the Santa Maria Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, November 15, 2004, at 10:00 am, Pacific Time. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:

1. Elect five directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

2. Ratify the selection of HJ & Associates, LLC as the Company's independent auditor for the Company's fiscal year ending June 30, 2005;

3. Vote on the proposed increase of authorized capital from 25,000,000 shares of common stock to 100,000,000 shares of common stock;

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The enclosed proxy, even though executed and returned to the Company, may be revoked by the shareholder at any time before it is voted, either by giving a written notice mailed or delivered to the secretary of the Company, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to the Company without specific direction, the proxy will be voted in accordance with the board of directors' recommendations as set forth herein.

The entire expense of this proxy solicitation will be borne by the Company. In addition to this solicitation, in order to ensure that a quorum is represented at the Annual Meeting, officers, directors, and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person.

ONLY HOLDERS OF RECORD OF THE COMPANY'S 18,722,168 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT SEPTEMBER 30, 2004 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. EACH SHAREHOLDER HAS THE RIGHT TO ONE VOTE FOR EACH SHARE OF THE COMPANY'S COMMON STOCK OWNED. CUMULATIVE VOTING IS NOT PROVIDED FOR.

MANAGEMENT ENCOURAGES ALL SHAREHOLDERS TO ATTEND THE ANNUAL MEETING IN PERSON. ALL HOLDERS OF THE COMPANY'S COMMON STOCK (WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING) ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY FORM ENCLOSED WITH THIS NOTICE. HOLDERS OF MORE THAN 50% OF THE COMPANY'S 18,722,168 ISSUED AND OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING TO CONSTITUTE A QUORUM FOR CONDUCTING BUSINESS. APPROVAL OF THE PROPOSALS DISCUSSED ABOVE REQUIRES AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE QUORUM.

THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE BEING MAILED ON OR ABOUT OCTOBER 15, 2004, TO ALL SHAREHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING.

THE ATTENDANCE AT AND/OR VOTE OF EACH SHAREHOLDER AT THE ANNUAL MEETING IS IMPORTANT AND EACH SHAREHOLDER IS ENCOURAGED TO ATTEND.

PROPOSAL NO. 1
ELECTION OF BOARD OF DIRECTORS

The following table sets forth the name, age, position, and year first elected of each current director and executive officer of the Company:

Name               Age   Position with Company      Officer or Director Since
----               ---   ---------------------      -------------------------
Richard A. Steinke  62   Chairman, Director, CEO    January 1995 (1)
Elliott N. Taylor   46   Executive Vice President   June 2002
James G. Moore, Jr. 56   COO and VP Operations      August 1999
Anders A. Suarez    38   Chief Financial Officer    July 2004 (2)
David P. Martin     62   VP Sales and Marketing     November 1999 (3)
David K. Griffiths  66   Secretary/Treasurer        February 1995
Louis M. Haynie     77   Director                   July 1997
Henry D. Moyle      74   Director                   March 1999
Wesley G. Sprunk    67   Director                   January 2003
Norman H. Tregenza  67   Director                   April 2003
---------------------
(1) Mr. Steinke became President and CEO in November 1999.
(2) Mr. Suarez was appointed CFO effective July 1, 2004.
(3) Mr. Martin was VP Sales and Marketing through March 31, 2004.

The following persons have been nominated for election as directors of the
Company:

Richard A. Steinke
Louis M. Haynie
Henry D. Moyle
Wesley G. Sprunk
Norman H. Tregenza

Certain biographical information with respect to the nominees for director is set forth below. Each director, if elected by the shareholders, will serve for one year and until his or her successor is duly elected and qualified. Vacancies on the Board during the year may be filled by the majority vote of the directors in office at the time of the vacancy without action by the stockholders.

Biographical Information on Nominees
------------------------------------
Richard A. Steinke is our founder and currently serves as our President, Chairman and Chief Executive Officer. From January 1992 to December 1994, he served as Chairman and C.E.O. of Alanco Environmental Resources, Inc., a manufacturer of environmental/pollution control equipment, Salt Lake City, Utah. From June 1985 to December 1991, he was the Chairman and C.E.O. of UTI Chemicals, Inc., a developer and manufacturer of urethane chemicals, El Toro, California. He received a B.A. in Political Science and Economics from the University of Arizona, Tucson, Arizona, in 1967.

Louis M. Haynie has been a member of our board of directors since July 1997. Mr. Haynie's past board services include, Research Medical, Inc., Salt Lake City, Utah, the University of Utah Regents Advisory Board, Redwood Land Co., Salt Lake City, Utah, and MIS Corporation, Franklin, Tennessee. Mr. Haynie has a law degree from the University of Utah and has been in the private practice of law since 1951.

Henry D. Moyle, Jr. has been a member of our board of directors since March 1999. Since 1992, he has been President and C.E.O. of Silver Lake Company, and formerly President and C.E.O. of Brighton Properties, Inc. From 1970 to 1983, he was President and C.E.O. of Research Industries Corporation. He received a B.A. from Stanford in 1957, and a J.D. degree from the University of Utah in 1959. He is the owner of Sunset Canyon Ranch, raising cattle and racehorses, and serves on the board of directors of Silver Lake Company and Sunset Medical Corporation.

Wesley G. Sprunk, joined our board in January 2003. Mr. Sprunk owns and operates Saf-Tee Siping & Grooving, a tire siping equipment manufacturing company and Tire Service Equipment Mfg. Co., Inc., a manufacturer and marketer of automotive wheel service equipment and recycling equipment, both located in Phoenix, Arizona.

Norman H. Tregenza, joined our board in April 2003 and has over 40 years experience in corporate finance, including 12 years as an investment officer in the securities division of TIAA-CREF, New York City. Mr. Tregenza co-founded Tempo Enterprises, Inc. in 1976 to act as a common carrier for Turner Communication's Superstation's signal to the RCA satellite. Tempo obtained a listing on the American Stock Exchange in 1986. Before being sold to Telecommunications, Inc. (TCI) in 1988, Tempo owned several cable TV companies, radio stations and its own satellite TV network while supplying the Superstation's signal to approximately 50 million homes. TCI was acquired by AT&T in 2000. Mr. Tregenza received a B.A. from St. Lawrence University, Canton, NY, in 1959, and a MBA from NYU in 1963.

Compensation of Directors
-------------------------
On November 21, 2003, at the Annual Meeting of Directors, our board of directors approved the issuance of 10,000 shares of restricted common stock to each of our four (4) independent directors as compensation for board services and related travel expenses for the period from December 2003 to November 2004. The aggregate value of the shares was $244,000, based on a closing price per share of $6.10 on the date of the approval.

As compensation for serving on the Executive Committee, each non-employee director who serves as a member of the Executive Committee received a cash payment of $22,000 for service through December 31, 2003. Members of the Executive Committee have received no compensation for their service on the Executive Committee for the period from January 1, 2004 through the date of this Proxy Statement.

Committees of our Board of Directors
------------------------------------
In September 2002, our Board of Directors appointed a three person Audit Committee consisting of two directors, Louis M. Haynie and Henry D. Moyle, Jr., and one member of our management, Elliott N. Taylor. Our board of directors has determined that Mr. Haynie is an "audit committee financial expert" as defined under new SEC regulations, who is independent of management. The tasks and responsibilities of the Audit Committee include (i) the review and discussion of the audited financial statements with management,
(ii) discussing with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61, as may be modified or supplemented, and (iii) receiving from auditors disclosure regarding the auditors' Independence Standards Board Standard No. 1, as may be modified or supplemented. Members of the audit committee met (3) times during the fiscal year ended June 30, 2004.

In December 2002, our board established an Executive Committee consisting of Richard A. Steinke, Louis M. Haynie and Henry D. Moyle, Jr. The Executive Committee was formed to: (1) review our existing policies and procedures relating to executive compensation and board compensation, as well as review management's recommendations regarding changes and/or modifications thereto;
(2) review potential nominees for board membership and make recommendations to the full board regarding the nominees; (3) review and make recommendations regarding our short-term and long-term operating plan; and (4) review management's plans regarding product development, product pricing structure, product market segments and product marketing strategy and make recommendations regarding changes and/or modifications thereto.

The Executive Committee meets on an ad hoc basis from time to time as determined by Mr. Steinke, who serves as chairman of the Executive Committee, but at least once per month until such time as the Executive Committee is disbanded or until their successors are duly elected and shall qualify. Members of the executive committee met twelve (12) times during the fiscal year ended June 30, 2004.

Meetings of our Board of Directors
----------------------------------
Our Board of Directors held ten (10) meetings during the last fiscal year (including those meetings conducted by telephone conferencing).


                             Vote Required
                             -------------
Election of the proposed slate of nominees requires the approval of a majority of the Shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" all the nominees. It is intended that in the absence of contrary specifications, proxies will be voted for the election of the five nominees named above. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, in any, to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable.

PROPOSAL NO. 2
RATIFY THE SELECTION OF HJ & ASSOCIATES, LLC AS
THE COMPANY'S INDEPENDENT AUDITOR

The Board of Directors has selected HJ & Associates, LLC as the Company's independent auditor for the fiscal year ending June 30, 2005. To the knowledge of the Company, at no time has HJ & Associates, LLC had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. It is anticipated that a representative of HJ & Associates, LLC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if he desire to do so, and will be available to respond to appropriate questions.

Audit Fees and Services
-----------------------
  1) Audit Fees - The aggregate fees billed us for each of the last two fiscal years for professional services rendered by our principal accountant for the audit of our annual financial statements and review of our quarterly financial statements is $47,595 and $36,165, respectively.

  2) Audit-Related Fees - The aggregate fees billed in each of the last two fiscal years for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements is $0 and $385. The services provided related to the review of registration statements filed during applicable period.

  3) Tax Fees. $1,914 and $0.
  4) All Other Fees. $2,519 and $0.
  5) Not applicable.
  6) Not Applicable.

                             Vote Required
                             -------------

Ratification of the Company's independent auditor requires the approval of a majority of the Shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" the selection of HJ & Associates, LLC as the Company's independent auditor for the fiscal year ending June 30, 2005. It is intended that in the absence of contrary specifications, proxies will be voted for the selection of HJ & Associates, LLC.

PROPOSAL NO. 3
APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITALIZATION FROM 25,000,000 SHARES OF COMMON STOCK TO 100,000,000 SHARES OF COMMON STOCK

The Company currently is authorized to issue up to 25,000,000 shares of its $.001 par value common stock and up to 5,000,000 shares of its $.001 par value preferred stock. As of the Record Date, there are 18,722,168 shares of common stock issued and outstanding and no preferred shares issued and outstanding.

The board of directors unanimously recommends the increase in authorized capital from 25,000,000 to 100,000,000 shares. This action is being recommended to allow the Company the ability to issue additional shares to fund additional development activities, further capitalize the Company's operations, and expand marketing and sales programs. In addition, our board of directors considers it advisable to have shares available for issuance under existing or future employee benefit plans and for other corporate purposes. We do not currently have any plans to issue the shares in an exchange offer, merger, consolidation, acquisition or similar transaction.

The form of the proposed Certificate of Amendment to the Articles of Incorporation is attached hereto as an exhibit. If the increase in authorized capital is approved, the Certificate will be filed promptly with the state of Nevada.

Preferred Stock
---------------
The Company's Articles of Incorporation authorize 5,000,000 shares of preferred stock. Such preferred stock may be issued in one or more series or classes, with each series or class having the rights and privileges respecting voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of such series as determined by the board of directors at the time of issuance. Currently there are no shares of preferred stock outstanding nor have any such shares been designated for issuance.

Common Stock
------------
The Company is currently authorized to issue 25,000,000 shares of common stock. The holders of the common stock are entitled to one vote per share on each matter submitted to a vote at any meeting of shareholders. Shares of common stock do not carry cumulative voting rights and, therefore, a majority of the shares of outstanding common stock will be able to elect the entire board of directors and, if they do so, minority shareholders would not be able to elect any persons to the board of directors. The Company's Articles of Incorporation and Bylaws provide that a majority of the issued and outstanding shares of the Company shall constitute a quorum for shareholders' meetings, except with respect to certain matters for which a different percentage quorum is required by statute.

Shareholders of the Company have no preemptive rights to acquire additional shares of common stock or other securities. The common stock is not subject to redemption and carries no subscription or conversion rights. In the event of liquidation of the Company, the shares of common stock are entitled to share equally in corporate assets after satisfaction of all liabilities and payment of any preferences on preferred stock.

Although the board has no present intention to do so, the board has authority, without action by or vote of the shareholders, to issue all or part of the authorized but unissued shares. Any issuance of additional shares will dilute the percentage ownership interest of the shareholders and may dilute the book value of the Company's shares.

Holders of common stock are entitled to receive such dividends as the board of directors may from time to time declare out of funds legally available for the payment of dividends. At this date, the Company seeks growth and expansion of its business through the reinvestment of profits, if any, and does not anticipate that it will pay dividends in the foreseeable future.

                               Vote Required
                               -------------
Approval of an amendment to the articles of incorporation to increase the authorized capitalization as outlined above requires the approval of a majority of the shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The Board of Directors recommends a vote "FOR" the proposal. It is intended that in the absence of contrary specifications, proxies will be voted for the proposal as outlined above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of September 27, 2004 the name and address and the number of shares of our Common Stock held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5% of the 18,722,168 shares of our Common Stock issued and outstanding, and the name and shareholdings of each director and of all officers and directors as a group. The information on share numbers and percentage ownership listed assumes: a) the exercise of options by the beneficial owner (all included options are currently exercisable); and b) a corresponding increase in the number of shares issued and outstanding.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------
Title
 of      Name and Address              Amount and Nature of     Percentage
Class    Beneficial Owner              Beneficial Ownership(1)   of Class
-----    ----------------              --------------------     ----------
Common   Richard A. Steinke            (2)      1,485,000             7.93
         705 Yucca Street
         Boulder City, NV  89005
Common   Centurion Holdings, LLC       (3)      1,300,000             6.49
         375 Park Avenue, Suite 2008
         New York, NY 10152
Common   Lee Iacocca                   (4)      1,000,000             5.07

         Beverly Hills, CA

                  [Table and Footnotes continue on the next page]

Security Ownership of Management of the Company
-----------------------------------------------
Title
 of      Name and Position of          Amount and Nature of     Percentage
Class    Officer and/or Director       Beneficial Ownership(1)   of Class
-----    -----------------------       --------------------     ----------
Common   Richard A. Steinke, CEO/Pres.   (2)      1,485,000       7.93
Common   Elliott N. Taylor, Exec. VP     (5)        338,860       1.79
Common   Anders A. Suarez, CFO           (6)         40,900       0.22
Common   James Moore, Vice President     (7)         58,071       0.31
Common   David K. Griffiths, Sec./Treas. (8)        115,383       0.61
Common   Louis M. Haynie, Director       (9)        560,500       2.98
Common   Henry D. Moyle, Jr. Director    (10)       775,000       4.12
Common   Wesley G. Sprunk, Director                 101,700       0.54
Common   Norman H. Tregenza, Director    (11)       312,700       1.67

         Total Beneficial Ownership of
         All Officers and Directors as
         a Group (9 persons)                      3,788,114      19.67

(1) All shares owned directly are owned beneficially and of record and such shareholder has sole voting, investment, and dispositive power, unless otherwise noted.
(2) Includes 455,000 shares owned beneficially and of record by Gemini Funding Services Profit Sharing Account, of which Richard A. Steinke is the principal beneficiary and 800,000 shares owned beneficially and of record by S102 Irrevocable Trust, for which Richard A. Steinke is the trustee.
(3) Represents options to acquire 1,300,000 shares at an exercise price of $7.00 per share that expire September 12, 2009.
(4) Represents options to acquire 1,000,000 shares at an exercise price of $7.00 per share that expire September 12, 2009.
(5) Includes options to acquire up to 200,000 shares at an exercise price of $4.00 per share that expire June 10, 2007. Also includes 25,000 shares per power of attorney; 20,692 shares as custodian for Mr. Taylor's minor children; and 80,918 shares as trustee for family trusts.
(6) Includes options to acquire up to 30,000 shares at an exercise price of $3.80 per share that expire September 30, 2006.
(7) Includes options to acquire up to 50,000 shares at an exercise price of $4.00 per share that expire April 1, 2005.
(8) Includes options to acquire up to 25,000 shares at an exercise price of $4.00 per share that expire April 1, 2005 and 30,000 shares at an exercise price of $2.00 per share that expire March 31, 2005.
(9) Includes options to acquire up to 103,000 shares at an exercise price of $4.00 per share that expire April 1, 2005. Also includes 2,000 shares owned beneficially and of record by Gae B. Haynie, spouse of Louis M. Haynie, of which Mr. Haynie may be deemed to have beneficial ownership.
(10) Includes options to acquire up to 100,000 shares at an exercise price of $4.00 per share that expire April 1, 2005. Also includes 55,000 shares owned beneficially and of record by Vickie L. Moyle, spouse of Henry B. Moyle, and 11,000 shares owned beneficially and of record by a minor child, all of which Mr. Moyle may be deemed to have beneficial ownership.
(11) Includes 13,000 shares held in an IRA, of which Mr. Tregenza is a beneficiary; 40,000 shares held of record by Norman H. Tregenza IV Trust, dated 9/26/86, Richard R. Keller trustee; 56,650 per power of attorney for Norman A. Tregenza; 20,000 shares held in an IRA, of which Alyce B. Tregenza, the spouse of Mr. Tregenza is the beneficiary; 5,000 shares per power of attorney for Alyce B. Tregenza; 45,650 shares per power of attorney for Suzanne C. Tregenza.

Securities Authorized For Issuance Under Equity Compensation Plans
------------------------------------------------------------------

                     Equity Compensation Plan Information
                     As of June 30, 2004 (Fiscal Year End)

                                                         Number of Securities
              Number of              Weighted            remaining available
              Securities to be       average exercise    for future issuance
              issued upon exercise   price of            under equity compen-
              of outstanding         outstanding         plans (excluding
              options, warrants      options, warrants   securities reflected
Plan          and rights             and rights          in column (a))
Category              (a)                  (b)                   (c)
------------  ---------------------  ------------------  --------------------
Equity
Compensation
Plans
Approved by
Security
Holders        1,422,000              $3.90                148,239

Equity
Compensation
Plans
Not Approved
by Security
Holders (1)         500,000              $3.00
                  ---------                                   -------
                  1,922,000              $3.66                148,239
                  =========                                   =======

(1) Includes options to acquire up to 500,000 shares at an exercise price of $3.00 per share that expire July 31, 2005, owned beneficially and of record by Focus Sales and Marketing, L.L.C. and issued as compensation in association with product marketing services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Technology License Agreement
----------------------------
On October 29, 1999, we entered into an exclusive license agreement with our President, Richard A. Steinke, and two unrelated parties to license certain intellectual property rights known as "Apparatus for Making Foam Products" and "Method for Making Polyurethane Tires with an Outer Skin" embodied in United States Patent No.'s 4,943,223 and 4,855,096, respectively. The agreement gave us an exclusive license to use, sell, license, or otherwise exploit the technology worldwide in exchange for a royalty of $0.25 of the net selling price for all units produced utilizing the technology. The agreement required us to meet certain minimum production/royalty requirements. However, in October 2002, this agreement was amended to eliminate the provision requiring us to maintain minimum sales or royalties and restricting the royalty provision to those units produced and sold having a final production weight in excess of two (2) pounds. Effective July 1, 2004, the Agreement was amended to eliminate the royalty altogether in exchange for 15,000 shares of the Company's restricted common stock as a one-time payment to the licensees for their assignment and transfer of the technology to the Company. The closing price of the Corporation's common stock as quoted on the OTC Bulletin Board on July 1, 2004 was $9.75 per share, for a value of $146,250. The expense associated with the acquisition of the technology will be amortized over the remain life of the applicable patents. Due to our President's relationship with us, the agreement and the related amendments cannot be considered to have been negotiated at arm's length.

Other Agreements
----------------
In June 2002, we entered into an agreement with Taylor and Associates, Inc., our SEC counsel ("Taylor and Associates"), whereby, in consideration for our employment of Elliott Taylor as our Executive Vice President, we agreed to compensate Taylor and Associates for the potential financial detriment it might incur as the result of Mr. Taylor's employment by us. Mr. Taylor had been the principal attorney for Taylor and Associates since 1993. We have agreed to pay Taylor and Associates $2,750 per month for a period of 24 months, commencing on June 30, 2002 and continuing through May 31, 2004. At June 30, 2004, all amounts due under this arrangement were paid in full.

Involvement in Certain Legal Proceedings
----------------------------------------
On April 28, 2003, a petition for bankruptcy under Chapter 11 of the Bankruptcy Code was filled in the United States Bankruptcy Court, District of Nevada, Case No. 03-15079 (the "Petition"), concerning Lew Corporation, a Nevada corporation, Corporation, in which Richard A. Steinke served as Chairman of the Board of Directors. The Petition was withdrawn in January 2004. We are not a creditor in this action.

FINANCIAL AND OTHER INFORMATION

The Company's most recent audited financial statements and other information are contained in the Company's annual report on Form 10-KSB for the period ending June 30, 2004. Such reports once filed, are available to shareholders upon written request addressed to the Company at the Company's executive offices, or on the Securities and Exchange Commission's EDGAR web site at http://www.sec.gov.

SHAREHOLDER PROPOSALS

No proposals have been submitted by shareholders of the Company for consideration at the Annual Meeting. It is anticipated that the next annual meeting of shareholders will be held during November 2005. Shareholders may present proposals for inclusion in the Company's Proxy Statement to be mailed in connection with the next annual meeting of shareholders of the Company, provided such proposals are received by the Company no later that 90 days prior to such meeting, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Our common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in connection therewith, it is the responsibility of our directors, officers, and beneficial owners of more than 10% of our common stock to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership. To the best of our knowledge, no such persons failed to file on a timely basis any reports required pursuant to Section 16 of the Exchange Act, as of June 30, 2004.


CODE OF ETHICS

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and other financial employees. The Code of Ethics is posted on our website www.amerityre.com.

OTHER MATTERS

Management does not know of any business other than referred to in the Notice which may be considered at the meeting. If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.


AMERITYRE CORPORATION
BY ORDER OF THE BOARD OF DIRECTORS

/S/ Richard A. Steinke
Richard A. Steinke, Chairman of the Board

Boulder City, Nevada
October __, 2004


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY. RETURN IT PROMPTLY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.

                          CERTIFICATE OF AMENDMENT
                     TO THE ARTICLES OF INCORPORATION
                                     OF
                           AMERITYRE CORPORATION

We, the undersigned, Richard A. Steinke, President, and David K. Griffiths, Secretary/Treasurer, of American Tire Corporation, a Nevada corporation hereinafter referred to as the "Corporation," hereby certify:

FIRST:    The name of the Corporation is AMERITYRE CORPORATION

SECOND:   The following amendment to the Articles of Incorporation was duly adopted pursuant to the majority vote of the shareholders of the Corporation at the annual meeting of shareholders held on November 15, 2004, pursuant to NRS 78.385.

THIRD:    The Corporation shall have the authority to issue a total of
105,000,000 shares, consisting of 5,000,000 shares of preferred stock having a par value of $0.001 per share (hereinafter referred to a "Preferred Stock") and 100,000,000 shares of common stock, par value $0.001 per share (hereinafter referred to as "Common Stock").

FOURTH:   The number of shares outstanding and entitled to vote on an amendment to the Articles of Incorporation is 18,722,___.

FIFTH:    The aforesaid change and amendment has been approved by shareholders holding _,___,___ shares, which amount constitutes a majority of the issued and outstanding shares entitled to vote thereon in accordance with NRS 78.390.

IN WITNESS WHEREOF, the foregoing Certificate of Amendment has been executed this 15th day of November 2004.


/S/ Richard A. Steinke
Richard A. Steinke, President

/S/ David K. Griffiths
David K. Griffiths, Secretary/Treasurer

       [PROXY CARD]
                                 PROXY
                           AMERITYRE CORPORATION
                       Annual Meeting of Shareholders
                             November 15, 2004
          (This Proxy is Being Solicited by the Board of Directors)

The undersigned hereby appoints Richard A. Steinke and Elliott N. Taylor, and each of them, proxies, with full power of substitution, to vote the voting shares of Amerityre Corporation (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held Monday, November 15, 2004, at 10:00 am Pacific Time in the Santa Maria Room at the Sunset Station Hotel and Casino, 1301 West Sunset Road, Henderson, Nevada 89014, or any adjournment(s) thereof, such proxies being directed to vote as specified below. If no instructions are specified, such proxy will be voted "FOR" each proposal.

To vote in accordance with the Board of Directors' recommendations, sign below. The "FOR" boxes may, but need not, be checked. To vote against any of the recommendations, check the appropriate box(es) marked "AGAINST" below. To withhold authority for the proxies to vote for any of the recommendations, check the appropriate box(es) marked "WITHHOLD AUTHORITY" below.

The Board of Directors recommends votes "FOR" the following proposals, each of which has been proposed by the Board of Directors:

1. Elect each of the following nominees as directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified. To vote against any individual nominee, strike a line through such nominee's name. To withhold your vote for any individual nominee, strike a line through such nominee's name and circle the name;

            Richard A Steinke       Henry D. Moyle        Louis M. Haynie
            Wesley G. Sprunk        Norman H. Tregenza
             FOR [ ]       AGAINST [ ]        WITHHOLD AUTHORITY [ ]

2. Consider and act upon the ratification of the appointment of HJ & Associates as independent public accountants; and
             FOR [ ]       AGAINST [ ]        WITHHOLD AUTHORITY [ ]

3. Vote on the proposed increase of authorized capital from 25,000,000 shares of common stock to 100,000,000 shares of common stock;
             FOR [ ]       AGAINST [ ]        WITHHOLD AUTHORITY [ ]

4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
             FOR [ ]       AGAINST [ ]        WITHHOLD AUTHORITY [ ]

PLEASE PRINT YOUR NAME AND SIGN EXACTLY AS YOUR NAME APPEARS IN THE RECORDS OF THE COMPANY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF YOUR SHARES ARE HELD AT A BROKERAGE HOUSE, PLEASE INDICATE IN THE SPACE PROVIDED THE NAME OF THE BROKERAGE HOUSE AND THE NUMBER OF SHARES HELD.

Name of Brokerage                             Number of Shares
House [If Applicable]                         Beneficially Held
                     -------------------                        -----------
Date:

-----------------------       --------------------------
Signature                     Signature (if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE, TO:
INTERWEST TRANSFER CO., P.O. Box 17136, Salt Lake City, UT 84117